SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2000
                                                  -----------------

                              INFINITE GROUP, INC.
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                    (Exact name of Registrant as specified in
                                  its charter)

         DELAWARE                     0-21816                     52-1490422
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

      2364 Post Road, Warwick, RI                              02886
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(Address of principal executive office)                      (Zip Code)

                                 (401) 738-5777
                                 --------------
               Registrant's telephone number, including area code

                                      N/A
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          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant.

1. On November 1, 2000, the Company was notified that Freed Maxick Sachs & Murphy, PC had merged with McGladrey & Pullen, LLP and that Freed Maxick Sachs & Murphy, PC would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

2. The auditor's reports from Freed Maxick Sachs & Murphy, PC for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was approved by the Registrant's board of directors.

4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Freed Maxick Sachs & Murphy, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Registrant has requested Freed Maxick Sachs & Murphy, PC to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included as an exhibit to this Form 8K.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFINITE GROUP, INC.


Date: November 2, 2000                  By: /s/Clifford G. Brockmyre II
                                           -------------------------------------
                                           Clifford G. Brockmyre II
                                           President


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